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                    [LETTERHEAD OF NORTHWESTERN CORPORATION]

                                                                    NEWS RELEASE
                                                                       NYSE: NOR


Contacts:

Investors:                                  Media:

Elizabeth A. Evans                          Roger Schrum
605-978-2929                                605-978-2848
liz.evans@northwestern.com                  roger.schrum@northwestern.com


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             MONTANA PUBLIC SERVICE COMMISSION UNANIMOUSLY APPROVES
         NORTHWESTERN'S ACQUISITION OF MONTANA POWER'S UTILITY BUSINESS

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SIOUX FALLS, S.D. - JAN. 29, 2002 - THE MONTANA PUBLIC SERVICE COMMISSION TODAY
UNANIMOUSLY APPROVED NORTHWESTERN CORPORATION'S (NYSE:NOR) PENDING ACQUISITION OF THE MONTANA POWER COMPANY'S (NYSE:MTP) ENERGY TRANSMISSION AND DISTRIBUTION BUSINESS.

     "We are gratified by the Montana Public Service Commission's decision to unanimously approve the transaction," said Michael J. Hanson, president and chief executive officer of NorthWestern Services Group, NorthWestern's energy services business. "Completion of this acquisition will combine two successful energy businesses and create one of the northern tier's premier electricity and natural gas providers. Together, NorthWestern and Montana Power look forward to continuing to provide our customers with superior reliability, service and stable energy rates while supporting the communities we serve."

     The formal order from the commission is expected on Jan. 31, 2002. With this order, NorthWestern will have received all necessary regulatory approvals, other than anti-trust clearance. NorthWestern initially filed notification and, on Jan. 17, 2001, received early termination of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 (HSR Act). Because this initial notification expired one year following the grant of early termination, NorthWestern refiled an application under the HSR Act on Jan. 10, 2002, and again requested early termination of the waiting period. The new waiting period will expire on Feb. 11, 2002, unless the company's request for early termination is granted again or a request for additional information is received.

     NorthWestern has also obtained all necessary financing to complete the acquisition. The transaction, which is subject to customary closing requirements, is expected to be completed in the next few weeks.


                                - More -



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Montana PSC Approves NorthWestern's
Purchase of Montana Power's Utility
Jan. 29, 2002
Page 2


     NorthWestern entered into an agreement in October 2000 to purchase Montana Power's utility business for $602 million in cash and the assumption of $488 million of existing debt, subject to certain closing conditions and provisions included in the agreement. The transaction will broaden NorthWestern's regional energy service area from eastern South Dakota and central Nebraska with an additional 446,000 electricity and natural gas customers in Montana.

NorthWestern Corporation, a FORTUNE 500 company, is a leading provider of services and solutions to more than 2 million customers across America in the energy and communications sectors. NorthWestern's partner entities include NorthWestern Services Group, a provider of electric, natural gas and communications services to Upper Plains customers; Expanets, one of the largest mid-market providers of networked communications solutions and services in the United States; Blue Dot, a leading provider of air conditioning, heating, plumbing and related services; and CornerStone Propane Partners L.P. (NYSE:CNO), one of the nation's largest retail propane distribution entities. Further information about NorthWestern is available on the Internet at www.northwestern.com.

FORWARD-LOOKING STATEMENTS

     CERTAIN STATEMENTS MADE IN THIS NEWS RELEASE, INCLUDING THOSE RELATING TO EXPECTATION OF FUTURE FINANCIAL PERFORMANCE, CONTINUED GROWTH, CHANGES IN ECONOMIC CONDITIONS OR CAPITAL MARKETS AND CHANGES IN CUSTOMER USAGE PATTERNS AND PREFERENCES, AS WELL AS OTHER STATEMENTS REGARDING OUR ASSUMPTIONS, PROJECTIONS, EXPECTATIONS, INTENTIONS OR BELIEFS ABOUT FUTURE EVENTS, ARE FORWARD-LOOKING STATEMENTS THAT INVOLVE INHERENT RISKS AND UNCERTAINTIES. A NUMBER OF IMPORTANT FACTORS WHICH ARE DIFFICULT TO PREDICT AND MANY OF WHICH ARE BEYOND THE CONTROL OF THE CORPORATION, COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE IMPLIED BY THE FORWARD-LOOKING STATEMENTS WITHIN THE MEANING OF THE "SAFE HARBOR" PROVISIONS OF THE SECURITIES AND EXCHANGE ACT OF 1934, AS AMENDED. THESE FORWARD-LOOKING STATEMENTS ARE SUBJECT TO VARIOUS RISKS AND UNCERTAINTIES. THESE FACTORS INCLUDE, BUT ARE NOT LIMITED TO, THE ADVERSE IMPACT OF WEATHER CONDITION; UNSCHEDULED GENERATION OUTAGES; MAINTENANCE OR REPAIRS, UNANTICIPATED CHANGES TO FOSSIL FUEL OR GAS SUPPLY COSTS OR AVAILABILITY DUE TO HIGHER DEMAND, SHORTAGES, TRANSPORTATION PROBLEMS OR OTHER DEVELOPMENTS; DEVELOPMENTS IN THE FEDERAL AND STATE REGULATORY ENVIRONMENT AND THE TERMS ASSOCIATED WITH OBTAINING REGULATORY APPROVALS; THE RATE OF GROWTH AND ECONOMIC CONDITIONS IN THE SERVICE AREAS OF THE CORPORATION AND ITS SUBSIDIARIES; THE SPEED AND DEGREE TO WHICH COMPETITION ENTERS THE CORPORATION'S BUSINESSES; THE TIMING AND EXTENT OF CHANGES IN INTEREST RATES AND FLUCTUATIONS IN ENERGY-RELATED COMMODITY PRICES; RISKS ASSOCIATED WITH ACQUISITIONS, TRANSITION AND INTEGRATION OF ACQUIRED COMPANIES; AVAILABILITY OF MINORITY INTEREST BASIS FOR LOSS ALLOCATION PURPOSES; CHANGES IN CUSTOMER USAGE PATTERNS AND PREFERENCES; AS WELL AS CHANGING CONDITIONS IN THE ECONOMY, CAPITAL MARKETS AND OTHER FACTORS IDENTIFIED FROM TIME TO TIME IN THE CORPORATION'S FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION; AND EVENTS, CONDITIONS OR CIRCUMSTANCES THAT PRECLUDE OR MATERIALLY DELAY THE COMPLETION OF THE ACQUISITION OF THE MONTANA POWER COMPANY'S ENERGY TRANSMISSION AND DISTRIBUTION BUSINESS. THIS NEWS RELEASE SHOULD BE READ IN CONJUNCTION WITH THE COMPANY'S REPORT ON 10-K FOR 2000, AND SUBSEQUENT QUARTERLY REPORTS ON 10-Q AND CURRENT REPORTS ON 8-K, WHICH CAN BE LOCATED AT WWW.SEC.GOV AND REQUESTED FROM NORTHWESTERN CORPORATION.

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